Exhibit 99.1

March 28, 2005

FPL Group, Inc.
Corporate Communications Dept.
Media Line: (888) 867-3050

Gexa Corp.
Dave Holeman, CFO
(713) 470-0405

Ken Dennard (ksdennard@drg-e.com)
Karen Roan (kcroan@drg-e.com)
DRG&E (713-529-6600)

FOR IMMEDIATE RELEASE

FPL GROUP TO ACQUIRE TEXAS RETAIL ELECTRIC PROVIDER GEXA CORP.

JUNO BEACH, Fla. and HOUSTON, Tx. – FPL Group, Inc. (NYSE:FPL) and GEXA Corp. (Nasdaq:GEXA) announced today that FPL Group, Inc. for the benefit of its wholly-owned subsidiary, FPL Energy, LLC, has entered into a definitive agreement for the acquisition of GEXA Corp., one of the fastest growing retail electricity providers in Texas, serving approximately 800 megawatts of load associated with over 100,000 small commercial and residential customers throughout the state.

Under terms of the agreement, which values GEXA at approximately $80.6 million, each of GEXA’s outstanding shares (on a fully-diluted basis) will be exchanged for $6.88 per share payable in FPL Group, Inc. common stock. The acquisition, which will be accounted for as a purchase, is expected to be accretive to FPL Group’s 2005 earnings and is expected to close by early third quarter 2005.

The transaction is subject to customary conditions, including GEXA shareholder approval, termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and a minimum level of working capital at GEXA prior to closing. Certain directors and officers of GEXA, holding approximately 36 percent of GEXA’s outstanding common stock, including its chairman and chief executive officer, have agreed to vote their shares in favor of the transaction.   Neil Leibman will continue as president of the business subsequent to the closing.

“GEXA is a fast growing, profitable company that will provide us with an entry into the Texas retail market,” said Jim Robo, president of FPL Energy. “This transaction will enhance our commercial capabilities, aid in hedging a portion of our generation in Texas and expand our reach across the energy value chain in the state.”

Neil Leibman, chairman and chief executive officer of Gexa said, “This transaction provides Gexa the opportunity to continue its rapid growth and we look forward to becoming a part of the FPL Group team.”

FPL Energy currently owns and operates nearly 3,500 megawatts of generating capacity in Texas including two natural gas-fired generating assets in North Texas near the fast growing Dallas market and more than 750 net megawatts of wind generation in West Texas.

“This transaction expands our ability to provide additional offerings in Texas and will enable us to further leverage our Texas generation assets,” said Mark Maisto, president of FPL Energy’s Power Marketing, Inc.

FPL Energy is a leading wholesale generator utilizing clean fuels such as natural gas, wind, solar, hydroelectric and nuclear to generate electricity. It is the nation’s leader in wind energy, with 44 wind facilities in operation in 15 states. It is a subsidiary of FPL Group, one of the nation’s largest providers of electricity-related services. FPL Group’s principal subsidiary is Florida Power & Light Company, one of the nation’s largest electric utilities, serving more than 4.2 million customer accounts in Florida. Additional information is available on the Internet at www.FPLEnergy.com, www.FPLGroup.com and www.FPL.com.

GEXA Energy is a retail electricity provider currently serving residential and commercial customers in Texas and it has begun serving commercial customers in Massachusetts. The company offers customers in restructured retail energy markets competitive prices, pricing choices and customer friendly service.

ADDITIONAL INFORMATION ON TRANSACTION

FPL Group will be filing a registration statement on Form S-4, including GEXA’s proxy statement and FPL Group’s prospectus and other relevant documents with the Securities and Exchange Commission concerning the proposed transaction. You are urged to read the registration statement containing the proxy statement/prospectus and any other relevant documents filed or that will be filed with the SEC when they become available because they will contain important information about FPL Group, GEXA and the transaction.

Once filed, you may obtain the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, www.sec.gov.  In addition, once they have been filed with the SEC, the proxy statement/prospectus and these other documents may also be obtained for free from FPL Group by directing a request to FPL Group, Inc. 700 Universe Blvd., Juno Beach, Florida, 33408, Attention: Investor Relations and from GEXA by directing a request to GEXA Corp., 20 Greenway Plaza, Suite 600, Houston, Texas, 77046, Attention: Dave Holman.

FPL Group, GEXA and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of GEXA in connection with the transaction. Information about the directors and executive officers of FPL Group is set forth in its proxy statement for its 2004 annual meeting of shareholders and its annual report on Form 10-K for the fiscal year ended 2004 and information about the directors and executive officers of GEXA and their ownership of GEXA stock is set forth in the report on Form 8-K of GEXA filed March 28, 2005 and the ownership reports of such persons on Schedule 13D and Forms 3 and 4 filed with the SEC.  Investors may obtain additional information regarding the interests of such potential participants by reading the proxy statement/prospectus when it becomes available.

FPL GROUP CAUTIONARY STATEMENTS AND RISK FACTORS THAT MAY AFFECT FUTURE RESULTS

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (Reform Act), FPL Group, Inc. (FPL Group) and Florida Power & Light Company (FPL) are hereby filing cautionary statements identifying important factors that could cause FPL Group’s or FPL’s actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of FPL Group and FPL in this press release, in response to questions or otherwise.  Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as will likely result, are expected to, will continue, is anticipated, believe, could, estimated, may, plan, potential, projection, target, outlook) are not statements of historical facts and may be forward-looking. Forward-looking statements involve estimates, assumptions and uncertainties.  Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors (in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements) that could cause FPL Group’s or FPL’s actual results to differ materially from those contained in forward-looking statements made by or on behalf of FPL Group and FPL.

Any forward-looking statement speaks only as of the date on which such statement is made, and FPL Group and FPL undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.  New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

The following are some important factors that could have a significant impact on FPL Group’s and FPL’s operations and financial results, and could cause FPL Group’s and FPL’s actual results or outcomes to differ materially from those discussed in the forward-looking statements:

•                  FPL Group and FPL are subject to changes in laws or regulations, including the Public Utility Regulatory Policies Act of 1978, as amended (PURPA), and the Public Utility Holding Company Act of 1935, as amended (Holding Company Act), changing governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission (FERC), the Florida Public Service Commission (FPSC) and the utility commissions of other states in which FPL Group has operations, and the U.S. Nuclear Regulatory Commission (NRC), with respect to, among other things, allowed rates of return, industry and rate structure, operation of nuclear power facilities, operation and construction of plant facilities, operation and construction of transmission facilities, acquisition, disposal, depreciation and amortization of assets and facilities, recovery of fuel and purchased power costs, decommissioning costs, return on common equity and equity ratio limits, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs).  The FPSC has the authority to disallow recovery by FPL of costs that it considers excessive or imprudently incurred.

•                  The regulatory process generally restricts FPL’s ability to grow earnings and does not provide any assurance as to achievement of earnings levels.

•                  FPL Group and FPL are subject to extensive federal, state and local environmental statutes, rules and regulations relating to air quality, water quality, waste management, wildlife mortality, natural resources and health and safety that could, among other things, restrict or limit the output of certain facilities or the use of certain fuels required for the production of electricity and/or increase costs.  There are significant capital, operating and other costs associated with compliance with these environmental statutes, rules and regulations, and those costs could be even more significant in the future.

•                  FPL Group and FPL operate in a changing market environment influenced by various legislative and regulatory initiatives regarding deregulation, regulation or restructuring of the energy industry, including deregulation of the production and sale of electricity.  FPL Group and its subsidiaries will need to adapt to these changes and may face increasing competitive pressure.

•                  FPL Group’s and FPL’s results of operations could be affected by FPL’s ability to renegotiate franchise agreements with municipalities and counties in Florida.

•                  The operation of power generation facilities involves many risks, including start up risks, breakdown or failure of equipment, transmission lines or pipelines, use of new technology, the dependence on a specific fuel source or the impact of unusual or adverse weather conditions (including natural disasters such as hurricanes), as well as the risk of performance below expected or contracted levels of output or efficiency.  This could result in lost revenues and/or increased expenses. Insurance, warranties or performance guarantees may not cover any or all of the lost revenues or increased expenses, including the cost of replacement power. In addition to these risks, FPL Group’s and FPL’s nuclear units face certain risks that are unique to the nuclear industry including the ability to store and/or dispose of spent nuclear fuel, as well as additional regulatory actions up to and including shutdown of the units stemming from public safety concerns, whether at FPL Group’s and FPL’s plants, or at the plants of other nuclear operators.  Breakdown or failure of an FPL Energy, LLC (FPL Energy) operating facility may prevent the facility from performing under applicable power sales agreements which, in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages.

•                  FPL Group’s and FPL’s ability to successfully and timely complete their power generation facilities currently under construction, those projects yet to begin construction or capital improvements to existing facilities is contingent upon many variables and subject to substantial risks.  Should any such efforts be unsuccessful, FPL Group and FPL could be subject to additional costs, termination payments under committed contracts, and/or the write-off of their investment in the project or improvement.

•                  FPL Group and FPL use derivative instruments, such as swaps, options, futures and forwards to manage their commodity and financial market risks, and to a lesser extent, engage in limited trading activities.  FPL Group could recognize financial losses as a result of volatility in the market values of these contracts, or if counterparty fails to perform.  In the absence of actively quoted market prices and pricing information from external sources, the valuation of these derivative instruments involves management’s judgment or use of estimates.  As a result, changes in the underlying assumptions or use of alternative valuation methods could affect the reported fair value of these contracts.  In addition, FPL’s use of such instruments could be subject to prudency challenges and if found imprudent, cost recovery could be disallowed by the FPSC.

•                  There are other risks associated with FPL Group’s non-rate regulated businesses, particularly FPL Energy.  In addition to risks discussed elsewhere, risk factors specifically affecting FPL Energy’s success in competitive wholesale markets include the ability to efficiently develop and operate generating assets, the successful and timely completion of project restructuring activities, maintenance of the qualifying facility status of certain projects, the price and supply of fuel, transmission constraints, competition from new sources of generation, excess generation capacity and demand for power.  There can be significant volatility in market prices for fuel and electricity, and there are other financial, counterparty and market risks that are beyond the control of FPL Energy.  FPL Energy’s inability or failure to effectively hedge its assets or positions against changes in commodity prices, interest rates, counterparty credit risk or other risk measures could significantly impair FPL Group’s future financial results.  In keeping with industry trends, a portion of FPL Energy’s power generation facilities operate wholly or partially without long-term power purchase agreements.  As a result, power from these facilities is sold on the spot market or on a short-term contractual basis, which may affect the volatility of FPL Group’s financial results.  In addition, FPL Energy’s business depends upon transmission facilities owned and operated by others; if transmission is disrupted or capacity is inadequate or unavailable, FPL Energy’s ability to sell and deliver its wholesale power may be limited.

•                  FPL Group is likely to encounter significant competition for acquisition opportunities that may become available as a result of the consolidation of the power industry.  In addition, FPL Group may be unable to identify attractive acquisition opportunities at favorable prices and to successfully and timely complete and integrate them.

•                  FPL Group and FPL rely on access to capital markets as a significant source of liquidity for capital requirements not satisfied by operating cash flows.  The inability of FPL Group and FPL to maintain their current credit ratings could affect their ability to raise capital on favorable terms, particularly during times of uncertainty in the capital markets, which, in turn, could impact FPL Group’s and FPL’s ability to grow their businesses and would likely increase interest costs.

•                  FPL Group’s and FPL’s results of operations can be affected by changes in the weather.  Weather conditions directly influence the demand for electricity and natural gas and affect the price of energy commodities, and can affect the production of electricity at wind and hydro-powered facilities.  In addition, severe weather can be destructive, causing outages and/or property damage, which could require additional costs to be incurred.

•                  FPL Group and FPL are subject to costs and other effects of legal and administrative proceedings, settlements, investigations and claims, as well as the effect of new, or changes in, tax laws, rates or policies, rates of inflation, accounting standards, securities laws or corporate governance requirements.

•                  FPL Group and FPL are subject to direct and indirect effects of terrorist threats and activities.  Generation and transmission facilities, in general, have been identified as potential targets.  The effects of terrorist threats and activities include, among other things, terrorist actions or responses to such actions or threats, the inability to generate, purchase or transmit power, the risk of a significant slowdown in growth or a decline in the U.S. economy, delay in economic recovery in the United States, and the increased cost and adequacy of security and insurance.

•                  FPL Group’s and FPL’s ability to obtain insurance, and the cost of and coverage provided by such insurance, could be affected by national events as well as company-specific events.

•                  FPL Group and FPL are subject to employee workforce factors, including loss or retirement of key executives, availability of qualified personnel, collective bargaining agreements with union employees or work stoppage.

The issues and associated risks and uncertainties described above are not the only ones FPL Group and FPL may face.  Additional issues may arise or become material as the energy industry evolves.  The risks and uncertainties associated with these additional issues could impair FPL Group’s and FPL’s businesses in the future.

GEXA CAUTIONARY STATEMENT

This press release includes “forward-looking statements” regarding Gexa within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact are forward-looking statements.  Forward-looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected.  Among those risks, trends and uncertainties are Gexa’s estimate of the sufficiency of existing capital sources, Gexa’s ability to raise additional capital to fund future operations, Gexa’s assumptions regarding the competitive restructuring and deregulation of the electricity market, Gexa’s competition from utility companies, Gexa’s dependence on the services of certain key personnel and Gexa’s ability to manage its growth successfully.  In particular, careful consideration should be given to cautionary statements made in the various reports Gexa Corp. files with the Securities and Exchange Commission.  Gexa undertakes no duty to update or revise these forward-looking statements.